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                                                            Exhibit 10.13


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UBS PaineWebber Standardized 401(k) Profit Sharing Plan
Adoption Agreement (No. 005) (To Be Used With Basic Plan Document No. 01 Only)

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Section I. Employer Information
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Name of Employer                                                |  Employer Tax Identification Number
                                                                |
Stonepath Group, Inc.                                           |   6    5     0    8     6     7    6     8     4
                                                                |  ---- ----  ---- ----- ----  ---- ----- ----- -----
----------------------------------------------------------------|-------------------------------------------------------------------
Employer's Fiscal Year:                                         |  Plan year:  Same as the Employer's Fiscal Year, unless otherwise
                                                                |  indicated below.
                                                                |
[X] Calendar Year; or                                           |  [ ] Calendar Year; or
                                                                |
[ ] 12-month period ending on _______________________           |  [ ] 12-month period ending on the last day of __________________
                                    Month/Day                   |                                                      Month
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IMPORTANT: You must fill out this Adoption Agreement completely. If you fail to complete certain Sections, some options are automatically presumed, and you should be certain that these are the options you want. Failure to complete the Adoption Agreement properly may result in Plan disqualification.

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Section II. Effective Dates
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(Check and Complete Option 1 or 2):
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[ ] Option 1:       This is the initial adoption of a 401(k) profit sharing plan by the Employer.

                    The Effective Date of this Plan will be the first day of the Plan Year in which this Adoption Agreement is signed unless otherwise indicated below.

                    [X] The Effective Date of this Plan is              1/1/03
                                                           -------------------------------
                                                                   Month/Day/Year
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[ ] Option 2:       This is an amendment and restatement of an existing 401(k) profit sharing plan (a "Prior Plan").

                    The Effective Date of the Prior Plan was_________________________
                                                                   Month/Day/Year

                    The Effective Date of this amendment and restatement will be the first day of the Plan Year in which this
                    Adoption Agreement is signed unless otherwise indicated below.

                    [ ] The Effective Date of this amendment and restatement is ________________________
                                                                                    Month/Day/Year
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Section III. Eligibility Requirements and Service Crediting Rules
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(Complete a through k):

Each Employee becomes eligible to participate in this Plan as follows:
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(a)              At age 21 unless otherwise indicated below.
                 ________ (Fill in only if minimum age is to be younger than age 21.)
                   Age
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(b)              Union Employees will be excluded from the Plan unless otherwise indicated below.

                 [ ]  Union Employees will be included.
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(c)              Non-resident Aliens having no U.S. earned income will be excluded from the Plan unless otherwise indicated below.

                 [ ]  Non-resident Aliens will be included.
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(d)              After completing 1 Year of Eligibility Service, unless otherwise indicated below.

                 [ ] After completing 2 Years of Eligibility Service, except that Elective Deferrals may be made after completing
                     1 Year of Eligibility Service.

                 [X] After completing     6     months of eligibility service, but no later than after 1 year for making Elective
                                      ---------
                     Deferrals. (Enter months from 0 to 23 months.)

                 [ ] After completing _________ months of eligibility service, but eligibility upon date of hire for making Elective
                     Deferrals. (Enter months from 0 to 23 months.)

                 [ ] Immediate eligibility for Employees as of (Enter date) ________________ , and after completing ___________
                     (not more than 2) Years of Eligibility Service for new hires, except that Elective Deferrals may be made after completing ______________ (not more than 1) Year of Eligibility Service for new hires.

NOTE: Using a 2-year eligibility requirement or requiring more than 12 months of eligibility service automatically requires use of the 100% full and immediate vesting option in Section IV (Option 1).
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(e)              An individual who becomes an Employee in an acquisition or merger transaction described in Section 2.01 of the Plan may not become eligible to participate prior to the expiration of the "transition period," as defined in Section
                 2.01 of the Plan, unless otherwise indicated below.

                 [ ] Such individual may become eligible prior to the expiration of the transition period.
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(f)              The Entry Dates of the Plan are semi-annual on the first day of the Plan Year and the first day of the 7th month of the Plan Year (i.e., Jan. 1/July 1 for calendar year plans), unless otherwise indicated below.

                 [X] Quarterly Entry Dates:      1/1           4/1            7/1           10/1
                                              ------------   -----------   ------------   -----------
                                               Month/Day     Month/Day      Month/Day     Month/Day

                 [ ] Monthly Entry Dates on the first day of each month.

                 [ ] Annual Entry Date: ___________
                                         Month/Day

NOTE: An annual entry date may not be used where more than 6 months of eligibility service are required for an employee to become eligible to participate in the plan. Also, an annual entry date may not be used when the minimum eligibility age is over 20 1/2 years.
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(g)              Counting Service - Service is counted on the basis of the Hours of Service for which an Employee is actually paid or entitled to payment, unless otherwise indicated below.

                 [ ] Determined on the basis of days worked, by crediting the Employee with 10 Hours of Service for each day for which he or she would be credited with at least 1 Hour of Service.

                 [ ] Determined on the basis of weeks worked, by crediting the Employee with 45 Hours of Service for each week for which he or she would be credited with at least 1 Hour of Service.

                 [ ] Determined on the basis of semi-monthly payroll periods worked, by crediting the Employee with 95 Hours of
                     Service for each semi-monthly payroll period for which he or she would be credited with at least 1 Hour of
                     Service.

                 [ ] Determined on the basis of months worked, by crediting the Employee with 190 Hours of Service for each month for which he or she would be credited with at least 1 Hour of Service.

                 [ ] Determined on the basis of 12 consecutive months worked (i.e., elapsed time), by crediting the Employee with
                     1 Year of Eligibility Service or 1 Year of Vesting Service, as applicable, for each 12-consecutive month period of work.
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(h)              Both Year of Eligibility Service and Year of Vesting Service mean 1,000 Hours of Service, unless otherwise indicated below.

                 [ ] _____________  Hours for a Year of Eligibility Service (enter a number of Hours less than 1,000).

                 [ ] _____________  Hours for a Year of Vesting Service (enter a number of Hours less than 1,000).

                 [ ] A 12-consecutive month period (beginning on the Employee's first day of work for the Employer) for a Year of
                     Eligibility Service.

                 [ ]  A 12-consecutive month period (beginning on _____________ of each year) for a Year of Vesting Service.
                                                                    Month/Day
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(i)              Service with Predecessor Employer-Service with the following predecessor employer(s) or the following type(s) of business(es):

                 Future Acquisitions
                 _________________________________________________________________________________________________________________

                 ___________________________________________________________________________  is counted for purposes of:

                 [ ] Eligibility

                 [X] Vesting
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(j)              Years of Vesting Service will include all periods of employment with the Employer, except as otherwise indicated
                 below:

                 [ ] Years of Vesting Service will not include any period during which the Employer did not maintain the Plan or any
                     "predecessor plan" within the meaning of the applicable Treasury Regulations.
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(k)              Breaks in Service will be considered under the Plan, unless otherwise indicated below.

                 [ ] Breaks in Service will not be considered.
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Section IV. Vesting
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(Choose only one option):
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                                                                                               [ ] Option 5       [ ] Option 6
                                                                                               with Option -      with Option -
       Completed                                                        [ ] Option 4               (1-4)              (1-4)
    Years of Vesting                                                    (Complete if              In Top-            In Top-
        Service       [ ] Option 1   [ ] Option 2   [ ] Option 3           Chosen)              Heavy Year          Heavy Year
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           0              100%           0%             0%                    20%                   0%                  0%
                                                                              --
           1              100%           0%             0%                    40%                   0%                  0%
                                                                              --
           2              100%           0%             20%            60% (not less than 20%)      0%                  0%
                                                                       --
           3              100%          100%            40%            80% (not less than 40%)      0%                 20%
                                                                       --
           4              100%          100%            60%           100% (not less than 60%)      0%                 40%
                                                                      ---
           5              100%          100%            80%           100% (not less than 80%)     100%                60%
                                                                      ---
           6              100%          100%           100%                  100%                  100%                80%

           7              100%          100%           100%                  100%                  100%               100%

Option 1 will apply if no option is chosen above.
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Section V. Included Compensation for Contribution Purposes
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(Complete a through e):
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(a)              Compensation is determined for the Plan Year, unless otherwise indicated below.

                 [ ] Compensation is determined for the calendar year ending within the Plan Year.
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(b)              Compensation includes amounts paid prior to the date the Employee became a Participant, unless otherwise indicated
                 below.

                 [ ] Compensation does not include pre-participation earnings.
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(c)              Compensation means all of a Participant's W-2 Earnings, generally, unless otherwise indicated below.

                 [ ] Compensation means "section 3401(a) wages."

                 [ ] Compensation means "415 Compensation."
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(d)              Compensation includes Employer Contributions made on behalf of a Participant under a salary reduction agreement or pick-up arrangement under the following types of plans or arrangements: Sections 125, 132(f)(4), 401(k), 408(k),
                 403(b), 457 and 414(h)(2), unless otherwise indicated below.

                 [ ] Compensation does not include Employer Contributions made under a salary reduction agreement or pick-up arrangement.
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(f)              Compensation will be reduced by each of the following items: reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits, unless otherwise indicated below.

                 [ ] Compensation will not be reduced by such items.
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Section VI. Normal Retirement Age
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Normal Retirement Age means age 65 unless otherwise indicated below.

                 [ ] The later of age ___________ (not to exceed 65) or  the ___________ (0 to 5th) anniversary of the Participant's participation commencement date. The Participant's participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.
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Section VII. Profit Sharing Contributions
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(Complete a through f):
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(a)              Method of Allocation:

                 [X] Non-Integrated.

                 [ ] Integrated - The integration level will be the Social Security Taxable Wage Base in effect as of the beginning of the Plan Year, unless a different Integration Level is selected below.

                     [ ]  $ _________________ (enter a dollar amount less than the Taxable Wage Base).

                     [ ]  _____________  % of the Taxable Wage Base (not to exceed 100%).

                 The Employer is treated as having selected the non-integrated method of allocation if another method is not chosen above.
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(b)              Forfeitures - Forfeitures in each Plan Year will be applied to reduce the Employer Contribution for that Plan Year, unless otherwise indicated below.

                 [ ] Forfeitures will be allocated to each Participant eligible to receive an Employer Contribution in the same manner as that chosen for the allocation of Employer Contributions (this box must be checked if the Plan is integrated under item (A) above).
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(c)              Allocation Requirements - A Participant will share in the Employer Contribution for a Plan Year if he or she was a
                 Participant on at least 1 day during the Plan Year, except as otherwise indicated below.

                 [ ] A Participant who has less than 501 Hours of Service during the Plan Year must be employed by the Employer on the last day of the Plan Year to share in the Employer Contribution for that Plan Year.

                 [ ] A Participant who has less than 501 Hours of Service during the Plan Year must be employed by the Employer on the last day of the Plan Year to share in the Employer Contribution for that Plan Year, unless the
                     Participant's employment with the Employer terminated in that Plan Year after he or she attained Normal
                     Retirement Age or because of his or her death or Disability.
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(d)              Disabled Participants - Profit Sharing Contributions and (allocable) Forfeitures will not be allocated to a
                 Participant who has Disability, unless otherwise indicated below.

                 [ ] Contributions and Forfeitures, for any Plan Year, will be allocated to each Participant who has a Disability during that year.

                 [ ] Contributions and Forfeitures, for any Plan Year, will be allocated to each Participant who has a Disability during that year other than a Highly Compensated Employee.
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(e)              Employee Contributions -

                 Rollover contributions [X] will [ ] will not be permitted.

                 Direct plan-to-plan transfers [X] will [ ] will not be permitted.

                 After-Tax Employee contributions will not be permitted unless otherwise elected below.

                 [ ] After-Tax Employee contributions will be permitted up to __________ % of Compensation or $___________  in each payroll period.
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(f)              Suspension of After-Tax Employee Contributions-After-Tax Employee contributions will not be suspended upon an in-service withdrawal, other than a Hardship Withdrawal, unless otherwise elected below.

                 [ ] After-Tax Employee contributions will be suspended for a period of ___________ (insert number up to 12)
                     month(s) after an in-service withdrawal which includes any such contributions.
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Section VIII. 401(k) Features
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(Complete a through l):
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(a)              Participant 401(k) Elective Deferral Contributions:

             (1) Each Participant may make Elective Deferrals in an amount up to:

                 [X]     100     % of the Participant's Compensation
                     -----------

                 [ ] $ _____________ for each payroll period.

             (2) Participants may change their Elective Deferral election amounts, as of:

                 [ ] the first business day of each month

                 [X] the first business day of the first, fourth, seventh and tenth months of the Plan Year

                 [ ] the first business day of the first and seventh months of the Plan Year

                 [ ] the first business day of the Plan Year

                 [ ] Other: _____________________________________________________________________ (Specify)

             (3) The Plan will not have automatic elections for Elective Deferrals, unless otherwise indicated below.

                 [ ] The Plan will have automatic elections, and the Participant's Elective Deferrals under an automatic election will be

                     ______  % of the Participant's Compensation
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(b)              Employer Matching Contributions:

          (1)(A) Matching Contributions will be made to the Plan on behalf of all Participants who make Elective Deferrals in the amount of:

                 [ ] ________ of the Elective Deferrals.

                 [ ] The sum of ______ % of the portion of the Elective Deferrals not in excess of _________ % of the Participant's
                     Compensation, plus ______ % of the portion of the Elective Deferrals in excess of _________ % of the
                     Participant's Compensation, but not greater than ________ % of the Participant's Compensation.

                 [ ] The Employer will not match Elective Deferrals above $__________  or above___________ % of the Participant's
                     Compensation.

                 [X] An amount determined by the Employer for each Plan Year.
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             (B) Matching Contributions will be made to the Plan on behalf of all Participants who make After-Tax Employee contributions in the amount of:

                 [ ] ______ % of the After-Tax Employee contributions.

                 [ ]  The sum of ______ % of the portion of the After-Tax Employee contributions not in excess of ______  % of the
                      Participant's Compensation, plus ______ % of the portion of the After-Tax Employee contributions in excess of
                      ______ % of the Participant's Compensation, but not greater than ______ % of the Participant's Compensation.

                 [ ]  The Employer will not match After-Tax Employee contributions above $ ____________ or above ______ % of the
                      Participant's Compensation.

                 [ ]  An amount determined by the Employer for each Plan Year.
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             (C) The Employer will make Matching Contributions to the Plan on behalf of all Participants (as provided under (A) or
                 (B) above), unless otherwise indicated below.

                 [ ] Matching Contributions will only be made on behalf of Participants who are not Highly Compensated Employees.

NOTE: If the second option under Section VlII(b)(1)(A) or (B) is selected, the percentage specified in the third blank space must not exceed the percentage specified in the first blank space.
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             (2) Matching Contributions will be subject to Vesting under the schedule selected in Section IV, unless otherwise indicated below.

                 [ ] Matching Contributions are fully Vested when made.

             (3) A Participant who makes Elective Deferrals or After-Tax employee contributions will share in any applicable
                 Matching Contributions made in a Plan Year, except as otherwise indicated below:

                 [ ] A Participant who has less than 501 Hours of Service during the Plan Year must be employed by the Employer on the last day of the Plan Year to receive Matching Contributions for that Plan Year, unless otherwise indicated
                     below.

                 [ ] A Participant who has less than 501 Hours of Service during the Plan Year must be employed by the Employer on the last day of the Plan Year to receive Matching Contributions for that Plan Year, unless the Participant's employment with the Employer terminated in that Plan Year after attaining his or her Normal Retirement Age or because of his or her death or Disability.

             (4) Forfeited Matching Contributions will be used by the Employer to make the Matching Contributions unless otherwise indicated below.

                 [ ] Forfeited Matching Contributions will be allocated to Participants as if they were additional Matching
                     Contributions.
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(c)              Qualified Nonelective Contributions -

             (1) The Employer will make Qualified Nonelective Contributions to the Plan for each Plan Year in an amount determined by the Employer from Plan Year to Plan Year, unless a percentage contribution is elected below.

                 [ ] Qualified Nonelective Contributions will be made in an amount equal to ______ % (not more than 15%) of the
                     Compensation of all Participants eligible to share in the Qualified Nonelective Contribution.

                 [ ] Qualified Nonelective Contributions will be made in an amount equal to______ % of the profits of the Employer's business for the Plan Year, but not more than $___________ for any Plan Year.


             (2) Qualified Nonelective Contributions will be allocated only to Participants who are not Highly Compensated
                 Employees, unless otherwise elected below.

                 [ ] Qualified Nonelective Contributions will be allocated to all Participants.

             (3) Qualified Nonelective Contributions will be allocated among Participants in the ratio which each Participant's
                 Compensation bears to the Compensation of all Participants, unless the following option is selected:

                 [ ] Allocated according to the ratio that each Participant's Compensation, not greater than $___________ for the
                     Plan Year. Year, bears to the total Compensation of all Participants not greater than $_______________
                     Qualified Matching Contributions.
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(d)              Qualified Matching Contributions -

             (1) The amount of Qualified Matching Contributions made on behalf of each Participant for each Plan Year will be:

                 [ ]  ______ % of his or her Elective Deferrals for that Plan Year.

                 [ ] The sum of ______ % of the portion of the Elective Deferrals not greater than ____________ % of the
                     Participant's Compensation plus ______ % of the portion of the Elective Deferrals in excess of ______ % of the
                     Participant's Compensation, but not over ______ % of the Participant's Compensation.

                 [ ] The Employer will not match contributions above Elective Deferrals $ __________ or above ______ % of the
                     Participant's Compensation.

                 [ ] An amount determined by the Employer for each Plan Year.

NOTE: If the second option under Section VIII(d)(1) is selected, the percentage specified in the third blank space must not exceed the percentage specified in the first blank space.

             (2) The Employer will make Qualified Matching Contributions to the Plan on behalf of all Participants who are not
                 Highly Compensated Employees and who make Elective Deferrals, unless otherwise elected below.

                 [ ] Qualified Matching Contributions will be made on behalf of all Participants who make Elective Deferrals.
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(e)              ADP and ACP Testing Method - the "ADP test" of Section 401(k) of the Code and the "ACP test" of Section 401(m) of the Code will be performed, for any Plan Year, by "prior year testing," as described in Section 11.04(A)(1) and
                 (B)(1) of the Plan, unless otherwise indicated below.

                 [ ] The ADP test and the ACP test will be performed by "current year testing," as described in Section
                     11.04(A)(1) and (B)(1) of the Plan.
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(f)              Passing the ADP Test - Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account for purposes of passing the ADP test. For purposes of the ADP test, the Employer will include in the Actual
                 Deferral Percentage, to the extent needed to pass the ADP test:

                 [ ] Qualified Matching Contributions

                 [ ] Qualified Nonelective Contributions

                 [X] Both Qualified Matching Contributions and Qualified Nonelective Contributions
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(g)              Passing the ACP Test - Qualified Nonelective Contributions and Elective Deferrals may be taken into account as
                 Contribution Percentage Amounts for purposes of passing the ACP test. For purposes of the ACP test, the Employer will include as Contribution Percentage Amounts, to the extent needed to pass the ACP test:

                 [ ] Qualified Nonelective Contributions

                 [ ] Elective Deferrals

                 [X] Both Qualified Nonelective Contributions and Elective Deferrals
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(h)              For the first Plan Year for which the Plan permits any Participant to make Elective Deferrals (if this Plan is not a successor plan), the ADP test will be performed by treating the prior Plan Year's ADP of the Participants who were not Highly Compensated Employees for the prior Plan Year as being equal to 3%, unless current year testing has been elected in (E) above, or unless otherwise indicated below.

                 [ ] The ADP test will be performed for such first Plan Year by using the ADP for that year of the Participants who are not Highly Compensated Employees for that year.
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(i)              For the first Plan Year for which the Plan permits any Participant to make After-Tax Employee Contributions, to receive Matching Contributions, or both (if this Plan is not a successor plan), the ACP Test will be performed by treating the prior Plan Year's ADP of the Participants who were not Highly Compensated Employees for the prior Plan
                 Year as being equal to 3%, unless current year testing has been elected in (E) above, or unless otherwise indicated
                 below.

                 [ ] The ACP test will be performed for such first Plan Year by using the ACP for that year of the Participants who are not Highly Compensated Employees for that year.
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(j)              Excess Elective Deferrals - All of a Participants Excess Elective Deferrals, whether under this Plan, another
                 Employer plan, or any other plan, will be assigned to this Plan if the Participant notifies the Plan Administrator in writing by January 1 (any date before April 15).
                               ---------
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(k)              Forfeitures of Excess Aggregate Contributions - Excess Aggregate Contributions are not forfeitable, unless otherwise indicated below.

                 [ ] Excess Aggregate Contributions, other than After-Tax Employee Contributions, are not forfeitable. Any forfeited
                     Excess Aggregate Contributions shall be applied to reduce Employer Contributions for the Plan Year in which the excess arises, unless otherwise indicated below.

                 [ ] Excess Aggregate Contributions are allocated, for the Plan Year in which the excess arises, to each
                     Contributing Participant who is not a Highly Compensated Employee for that year, in the ratio which each such
                     Contributing Participant's Compensation for such Plan Year bears to the aggregate Compensation of all such
                     Contributing Participants for such Plan Year.
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(l)              Treatment of "Stub Period" Earnings or Losses - Earnings or losses occurring between the last annual Valuation Date and the date of distribution of Excess Elective Deferrals, Excess Contributions and/or Excess Aggregate
                 Contributions will be disregarded under the Plan, unless otherwise indicated below.

                 [X] Stub period earnings will be distributed along with any Excess Elective Deferrals, Excess Contributions and/or
                     Excess Aggregate Contributions in accordance with the method prescribed in Article XI of the Plan.
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Section IX. Safe Harbor Rules for 401(k) Plans
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(Complete a through f):
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(a)              Safe Harbor Matching Contributions -

                 (1) [ ] By checking this box, the Employer elects to make Safe Harbor Matching Contributions.
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                 (2) The amount of Safe Harbor Matching Contributions made for any Plan Year on behalf of each Participant will be:


                     [ ] Option 1: The sum, for the Plan Year, of 100% of the portion of the Elective Deferrals not greater than 3%
                         of the Participant's Compensation, plus 50% of the portion of the Elective Deferrals in excess of 3%, but not over 5%, of the Participant's Compensation.

                     [ ] Option 2: The sum, for the Plan Year, of 100% of the portion of the Elective Deferrals not greater than
                         ______ % of the Participant's Compensation, plus ______ % of the portion of the Elective Deferrals in excess of ______ %, but not over ______ %, of the Participant's Compensation.

                 (3) The Employer will make Safe Harbor Matching Contributions on behalf of all Participants who make Elective
                     Deferrals, unless otherwise indicated below.


                     [ ] Safe Harbor Matching Contributions will not be made on behalf of Participants who are Highly Compensated
                         Employees.

                 (4) Regardless of the elections made in Section VIII above, Matching Contributions, Qualified Nonelective
                     Contributions and Qualified Matching Contributions will not be made to the Plan under Section VIII (b)(1)(A) or
                     (B), (c)(1) and (d)(1) above for any Plan Year to which an election to make Safe Harbor Matching Contributions applies, unless otherwise indicated below.


                     [ ] Such contributions will be made, in accordance with the elections made in Section VIII above.
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(b)              Safe Harbor Nonelective Contributions -

                 (1) [ ] By checking this box, the Employer elects to make Safe Harbor Nonelective Contributions.

                 (2) The amount of Qualified Nonelective Contributions made on behalf of each Participant, for any Plan Year, will be ______ % (insert a percentage that is not less than 3%) of Compensation.


                 (3) The Employer will make Safe Harbor Nonelective Contributions on behalf of all Participants who are eligible to make Elective Deferrals, unless otherwise indicated below.

                     [ ] Safe Harbor Nonelective Contributions will not be made on behalf of Participants who are Highly Compensated
                         Employees.

                 (4) Regardless of the elections made in Section VIII above, Matching Contributions, Qualified Nonelective
                     Contributions and Qualified Matching Contributions will not be made to the Plan under Section VIII (b)(1)(A) or
                     (B), (c)(1) and (d)(1) above for any Plan Year to which an election to make Safe Harbor Nonelective
                     Contributions applies, unless otherwise indicated below.

                     [ ] Such contributions will be made, in accordance with the elections made in Section VIII above.
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(c)              Election During a Plan Year to Apply Safe Harbor Method--The Employer may elect, during a Plan Year, to apply a safe harbor method under which the Employer will make Safe Harbor Nonelective Contributions for that year, unless otherwise indicated below.

                     [ ] The Employer may not, during a Plan Year, elect to apply a safe harbor method for that Plan Year.
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(d)              Election to Reduce or Stop Safe Harbor Matching Contributions--The Employer may elect, at any time during a Plan
                 Year, to reduce or stop Safe Harbor Matching Contributions with respect to Elective Deferrals made for the remainder of that Plan Year, unless otherwise indicated below.

                     [ ] The Employer may not, at any time during the Plan Year, elect to reduce or stop Safe Harbor Matching
                         Contributions with respect to Elective Deferrals made for the remainder of such year.
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(e)              Nonapplication of Safe Harbor Rules to Certain Participants -- The Safe Harbor Rules will not apply to a
                 Participant for a Plan Year if that Participant has not attained age 21, or has not completed at least one Year of
                 Eligibility Service, by the close of that Plan Year, unless otherwise indicated below.

                     [ ] The Safe Harbor Rules will apply to each Participant.
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(f)              Election to have Safe Harbor Contributions Made to Another Plan -- Any Safe Harbor Matching Contributions or Safe
                 Harbor Nonelective Contributions the Employer elects to make in this Adoption Agreement will be contributed to this
                 Plan, unless otherwise indicated below.

                     [ ] The Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions will be made to the following qualified defined contribution plan:___________________________________________________________
                         _________________________________________________________________________________________________________
                         (must be a plan which is paired with this plan).
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Section X.  Other Options
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(Complete a through j):
------------------------------------------------------------------------------------------------------------------------------------

Investment Direction:

(a)              Individual Account investments will be directed as follows:

                 [X] Investment of Employee contributions will be Participant-directed.

                 [X] Investment of Employer Contributions will be Participant-directed.

                 [ ] Investment of Employee contributions will be directed by:

                     _________________________________________________________________________________ (Specify)

                 [ ] Investment of Employer Contributions will be directed by:

                     _________________________________________________________________________________ (Specify)
                     If no box is checked, the Employer directs all Individual Account investments.
------------------------------------------------------------------------------------------------------------------------------------
Loans

(b)              Participant loans [X] will [ ] will not be permitted.
------------------------------------------------------------------------------------------------------------------------------------
(c)              In-service withdrawals of Employer Contributions and their investment earnings [X] will [ ] will not be permitted.

                 If in-service withdrawals of Employer Contributions and their investment earnings are permitted, they will be allowed [X] to the extent Vested or [ ] only after all Employer Contributions have Vested, and as follows (Choose one or more):

                 [ ] At or after the Participant has participated in the Plan for at least 5 years, or if he or she has not participated in the Plan for at least 5 years, the Participant may withdraw amounts attributable to Employer
                     Contributions that have been held in the Plan for at least 2 years.

                 [X] At or after attaining age 59 1/2.

                 [ ] Upon hardship.
------------------------------------------------------------------------------------------------------------------------------------
(d)              In-service withdrawals of nondeductible or deductible Employee contributions and their investment earnings [ ] will
                 [X] will not be permitted.

                 If rollover contributions and/or direct plan-to-plan transfers are permitted, in-service withdrawals of these contributions and transfers and their investment earnings [ ] will [X] will not be permitted.
------------------------------------------------------------------------------------------------------------------------------------
(e)              In-service withdrawals of Elective Deferrals [X] will [ ] will not be permitted on account of hardship.

                 In-service withdrawals of Elective Deferrals and their investment earnings after attaining age 59 1/2 [X] will
                 [ ] will not be permitted.
------------------------------------------------------------------------------------------------------------------------------------
(f)              In-service withdrawals of After-Tax Employee contributions and their investment earnings [ ] will [X] will not be permitted.
------------------------------------------------------------------------------------------------------------------------------------
Distribution Options:

(g)              The following distribution options will be available under the Plan (Choose at least one):

                 [X] Lump sum payment.

                 [ ] In (Choose one) [ ] monthly, [ ] quarterly, [ ] semi-annual or [ ] annual installments for a period not to exceed (Choose one) [ ] the life expectancy of the Participant or [ ] the joint and last survivor life expectancy of the Participant and his or her Beneficiary.

                 [ ] The purchase of an annuity contract.
------------------------------------------------------------------------------------------------------------------------------------
Definition of Highly Compensated Employee:

(h)              The determination of whether an individual is a Highly Compensated Employee (other than by reason of being a 5%
                 Owner) for any Plan Year will be made by taking into account whether the individual is in the "top-paid group" for the preceding Plan Year, unless otherwise elected below.

                 [ ] The determination of whether an individual is a Highly Compensated Employee will be made without regard to whether the individual is in the "top-paid group" for the preceding Plan Year.
------------------------------------------------------------------------------------------------------------------------------------


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(i)              The determination of whether an individual is a Highly Compensated Employee for any Plan Year will be made by determining the individual's Compensation, and, if the box in (h) above is checked, whether the individual is in the "top-paid group," on the basis of the preceding Plan Year, except as otherwise indicated below.

                 [ ] The individual's Compensation, and, if applicable, whether the individual is in the "top-paid group," will be determined on the basis of the calendar year which begins in the preceding Plan Year.
------------------------------------------------------------------------------------------------------------------------------------
Minimum Required Distributions:

(i)              A Participant's Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, unless one of the alternatives below is elected:

                 [ ] Alternative 1: The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, except that if the Participant is not a 5% Owner, the Required Beginning Date, with respect to benefits which accrue after the later of the adoption date or the effective date of this amendment and restatement of the Plan, will be the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant has a Termination of
                     Employment (do not select this Alternative unless this Plan is an amendment and restatement of an existing plan).

                 [ ] Alternative 2: The April 1 of the calendar year following the later of the calendar year in which the
                     Participant attains age 70 1/2 or the calendar year in which the Participant has a Termination of Employment, except that if the Participant is a 5% Owner, the Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section X.  Other Options
------------------------------------------------------------------------------------------------------------------------------------
(Complete a through e):
------------------------------------------------------------------------------------------------------------------------------------
(a)              Defined Contribution Plan Coordination - If any Participant is covered under another qualified defined contribution plan maintained by the Employer, the provisions of Section 3.05(B) of the Plan will apply, unless otherwise indicated below.

                 [ ] The total Annual Additions will be limited to the Maximum Permissible Amount and excess amounts will be reduced in a manner that precludes Employer discretion, as follows:

                     ______________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
(b)              Defined Benefit Plan Coordination - If any Participant is or has ever been a participant in one or more qualified defined benefit plans maintained by the Employer, then for any Limitation Year beginning before January 1, 2000, the benefits under the plans will be limited by reducing benefits under the defined benefit plans, to the extent possible, before reducing Annual Additions under this Plan, unless a different method that precludes Employer discretion is otherwise indicated below.

                     ______________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
(c)              Limitation Year - The Limitation Year for purposes of limiting benefits to the extent required by Section 415 of the Code will be the Plan Year, unless a different 12-month period (e.g., calendar year, fiscal year) is indicated
                 below.

                     ______________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
(d)              Minimum Contribution For Top-Heavy Plan - If the Employer maintains one or more defined benefit plans in which a
                 Participant participates in addition to this Plan and does not maintain any other defined contribution plan in which the Participant participates, the minimum benefit requirement that applies to Top-Heavy Plans will be provided under this Plan, and the additional minimum benefit will also be provided under this Plan, unless otherwise indicated below.

                 [ ] The additional minimum benefit will not be provided under this Plan.
------------------------------------------------------------------------------------------------------------------------------------
(e)              Top-Heavy Aggregation Assumptions - If the Employer maintains more than one defined benefit plan that is required to be aggregated for "top-heavy" purposes, an interest rate and mortality table must be indicated below. If none is indicated and only one defined benefit plan is required to be aggregated, that defined benefit plan's interest rate and mortality table will apply.

                 [ ] Specify interest rate ______________________

                 [ ] Specify mortality table
------------------------------------------------------------------------------------------------------------------------------------



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Section XII.  Operational Rules for Existing Plans
------------------------------------------------------------------------------------------------------------------------------------
(Complete a through e):

This Section XII applies only if this Plan is an amendment and restatement of an existing plan.
------------------------------------------------------------------------------------------------------------------------------------
(a)              Testing Method - For the Plan Years below which begin before the date on which the Employer adopts this amendment and restatement of the Plan, the Employer will perform or satisfy the ADP test and ACP test as follows:

                 (1) ADP test (check one for each Plan Year) -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             N/A - The Plan was
                                                                                                            not in existence or
          Plan Year               Current Year               Prior Year                                        did not accept
        Beginning In:            Testing Method            Testing Method              Safe Harbor           elective deferrals
------------------------------------------------------------------------------------------------------------------------------------
             1997                     [ ]                       [ ]                        N/A                     [ ]
             1998                     [ ]                       [ ]                        N/A                     [ ]
             1999                     [ ]                       [ ]                        [ ]                     [ ]
             2000                     [ ]                       [ ]                        [ ]                     [ ]
             2001                     [ ]                       [ ]                        [ ]                     [ ]

                 (2) ACP test (check one for each Plan Year) -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             N/A - The Plan was
                                                                                                            not in existence or
                                                                                                               did not accept
                                                                                                             elective deferrals
          Plan Year               Current Year               Prior Year                                          after-tax
        Beginning In:            Testing Method            Testing Method              Safe Harbor             contributions
------------------------------------------------------------------------------------------------------------------------------------
             1997                     [ ]                       [ ]                        N/A                     [ ]
             1998                     [ ]                       [ ]                        N/A                     [ ]
             1999                     [ ]                       [ ]                        [ ]                     [ ]
             2000                     [ ]                       [ ]                        [ ]                     [ ]
             2001                     [ ]                       [ ]                        [ ]                     [ ]

If the Employer uses the current year testing method for the ADP test or the ACP test for any Plan Year beginning on or after
January 1, 1998, the Employer cannot change to the prior year testing method for that particular test for any subsequent Plan Year, except in accordance with Internal Revenue Service guidance (See Internal Revenue Service Notices 97-2 and 98-1).

(b)              Definition of Highly Compensated Employee - For each of the Plan Years which begins before the date on which the
                 Employer adopts this amendment and restatement of the Plan, the Employer will define the term "Highly Compensated
                 Employee" ("HCE") by making the following choices:


                 (1) Top-Paid Group - HCEs (other than 5% owners) are limited to the members of the "top-paid group," that is, the top 20% of employees when ranked by pay, in the prior year (check one for each Plan Year):
------------------------------------------------------------------------------------------------------------------------------------
          Plan Year                                                                                           N/A - Plan was
        Beginning In:                            Yes                             No                          not in existence
------------------------------------------------------------------------------------------------------------------------------------
             1997                                [ ]                             [ ]                               [ ]
             1998                                [ ]                             [ ]                               [ ]
             1999                                [ ]                             [ ]                               [ ]
             2000                                [ ]                             [ ]                               [ ]
             2001                                [ ]                             [ ]                               [ ]
------------------------------------------------------------------------------------------------------------------------------------

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                 (2) Period for Determining Compensation and Top-Paid Group - Compensation and, for the Plan Years for which the top-paid group requirement is elected in (1) above, the members of the top-paid group are determined on the basis of the following period (check one for each Plan Year):
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Calendar Year                N/A - The Plan was
                                                                            Beginning in                 not in existence or
              Plan Year                                                       the Prior                    has a calendar
            Beginning In:                  Prior Plan Year                    Year Plan                       Plan Year
------------------------------------------------------------------------------------------------------------------------------------
                1997                           [ ]                             [ ]                               [ ]
                1998                           [ ]                             [ ]                               [ ]
                1999                           [ ]                             [ ]                               [ ]
                2000                           [ ]                             [ ]                               [ ]
                2001                           [ ]                             [ ]                               [ ]

(c)              Nonapplication of Safe Harbor Rules to Certain Participants - For any Plan Year which starts after 1998 but before the date on which the Employer adopts this amendment and restatement of the Plan, the Employer will or will not apply the Safe Harbor Rules to any Participant who is under age 21, or who has not completed at least one Year of
                 Eligibility Service, by the close of that Ran Year, as indicated below (check one for each Plan Year):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         N/A - The Plan was
                                                                                                         not in existence or
                                          Safe Harbor Rules               Safe Harbor Rules                the Safe Harbor
              Plan Year                  will Apply to such               Will Not Apply to                  Rules were
            Beginning In:                   Participants                  such Participants                  not elected
------------------------------------------------------------------------------------------------------------------------------------
                1999                           [ ]                             [ ]                               [ ]
                2000                           [ ]                             [ ]                               [ ]
                2001                           [ ]                             [ ]                               [ ]


(d)              If Alternative 1 or 2 is elected in Section X(j) above, a Participant may not elect to stop benefit payments, except as otherwise elected below.

                 [ ] A Participant who attains age 70 1/2 before 1997, but who does not have a Termination of Employment prior to
                     January 1, 1997, may elect to stop benefit payments under Section 6.06(C)(6)(e)(ii) of the Plan. If this box is checked, then [ ] there is [ ] there is not a new annuity starting date when the payments start again.
------------------------------------------------------------------------------------------------------------------------------------
(e)              Notwithstanding any other provision of the Plan to the contrary, amounts excludible from gross income under Section
                 132(f)(4) of the Code are not includible in Compensation until plan years beginning after _______________________ , or in 415 Compensation for limitation years beginning after ________________ . (Insert dates in the blanks-neither date can be earlier than December 31, 1997 or later than December 31, 2000.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Section XIII.  Reliance on Opinion Letter and Other Information:
------------------------------------------------------------------------------------------------------------------------------------

An Employer may rely on the opinion letter issued by the Internal Revenue Service for this Plan (the "Opinion Letter") as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code, except to the extent provided in Rev. Proc. 2000-20,
2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who has ever maintained or who later adopts any plan
(including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(I)(2) of the Code) in addition to this Plan may not rely on the Opinion Letter with respect to the requirements of Sections 415 and 416. Further an Employer may not rely on the Opinion Letter in certain other circumstances, which are specified in the Opinion Letter or in Revenue Procedure 2000-20 and Announcement 2001-77. If an Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Sections 415 and 416, or if an Employer wishes to obtain reliance in the case of any other circumstance in which the Opinion Letter may not be relied on, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 01.

Only the following may be treated as a paired plan with this Plan:

                 Basic Plan Document 01, Adoption Agreement 001 or 002 or Basic Plan Document 04, Adoption Agreement 001 or 003
                 (only one)

Adopting Employers may make inquiries at their local UBS PaineWebber branch office or at:
                 UBS PaineWebber Inc.
                 Retirement Consulting Services
                 1200 Harbor Boulevard 6th Floor
                 Weehawken, New Jersey 07086
                 (888) 738-1546

UBS PaineWebber will inform any adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the
Plan, provided that the Employer keeps UBS PaineWebber informed of the Employer's current address.

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 YA              Signature Page (Employer Copy)
------


Account Number                      -                                   Name of Employer:   ________________________________________
                             --- ---   --- --- --- --- ---

------------------------------------------------------------------------------------------------------------------------------------
Part 1. Appointment of Trustee
------------------------------------------------------------------------------------------------------------------------------------

(If appointing a corporate trustee, also provide name and signature of authorized representative for the corporate trustee):

IMPORTANT REMINDER: The UBS PaineWebber Standard Form Trust Agreement is a part of this Plan.

Trustee Name:    _____________________________________________________       Signature: ____________________________________________

Trustee Name:    _____________________________________________________       Signature: ____________________________________________

Trustee Name:    _____________________________________________________       Signature: ____________________________________________

------------------------------------------------------------------------------------------------------------------------------------
Part 2. Employer Signature
------------------------------------------------------------------------------------------------------------------------------------

I am an authorized representative of the Employer and certify that the Employer:

1.  has completed and signed the Adoption Agreement for this Plan on the date signed below;

2.  understands that the provisions of the Basic Plan Document and Trust Agreement corresponding to this Adoption Agreement apply to the Plan;

3.  has not relied on UBS PaineWebber (or any of its employees or affiliates) in connection with the completion of the Adoption
    Agreement or regarding the legal or tax implications of adopting the Plan;

4.  understands that UBS PaineWebber does not engage in plan administration services and is not providing such services to the Plan;

5.  understands that it is responsible for maintaining the Plan's records and UBS PaineWebber will not review the Adoption Agreement nor maintain a copy of the Adoption Agreement in its records;

6.  understands that if it makes any changes to the prototype Adoption Agreement, Basic Plan Document or Trust Agreement, the Plan
    will no longer be a prototype plan and the rules and procedures of the Internal Revenue Service that apply to individually-designed plans will apply and agrees to notify UBS PaineWebber if any such changes are made or if the Employer ceases to use this Plan as its plan (which UBS PaineWebber will presume has occurred if the Plan ceases to use the services or facilities of UBS PaineWebber, PW Trust Company or any of their affiliates in connection with the investment of its assets);

7.  understands that UBS PaineWebber will inform the Employer of any amendments made to the prototype or of the discontinuance or abandonment of the prototype, provided that (i) the Plan continues to use the services or facilities of UBS PaineWebber, PW
    Trust Company or any of their affiliates and (ii) the Employer keeps UBS PaineWebber informed of the Employer's current address, which the Employer agrees to do;

8.  understands that any forms of elections, notices, summary plan descriptions or other documents made available to the Employer by
    UBS PaineWebber are only samples, are furnished to assist the Employer, along with its attorney or tax advisor, to prepare and timely distribute the elections, notices, summary plan descriptions or other documents which the Employer is obligated to prepare and distribute as a result of the Employer's adoption, maintenance, operation or the termination of the Plan, and in no event will UBS PaineWebber have any responsibility or liability for the adequacy, use or updating of any such documents; and

9.  certifies that all applicable affiliates of the Employer (i.e., all members of a controlled group of corporations, commonly controlled group of trades or businesses or an affiliated service group) have adopted this Plan.



Signature of Employer:  ________________________________________________         Date Signed: ______________________________________

Type or Print Name:     ________________________________________________         Title:       ______________________________________

------------------------------------------------------------------------------------------------------------------------------------
Additional Agreement/Acknowledgments/Certificates Not Part of Adoption Agreement
------------------------------------------------------------------------------------------------------------------------------------

[Reserved]

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------
 YA    Signature Page (UBS PaineWebber Copy)
------

               --                                                     --
               |  Microfilm ID Number                                  |



               |                                                       |
               --                                                     --

Account Number                      -                                   Name of Employer:  Stonepath Group, Inc.
                            --- ---   --- --- --- --- ---                                  ----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Part 1. Appointment of Trustee
------------------------------------------------------------------------------------------------------------------------------------

(If appointing a corporate trustee, also provide name and signature of authorized representative for the corporate trustee):

IMPORTANT REMINDER: The UBS PaineWebber Standard Form Trust Agreement is a part of this Plan.

Trustee Name:                          PW Trust                              Signature: /s/ Steve Awerman
                 -----------------------------------------------------                  --------------------------------------------
Trustee Name:                                                                Signature:
                 -----------------------------------------------------                  --------------------------------------------
Trustee Name:                                                                Signature:
                 -----------------------------------------------------                  --------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Part 2. Employer Signature
------------------------------------------------------------------------------------------------------------------------------------
I am an authorized representative of the Employer and certify that the Employer:

1.  has completed and signed the Adoption Agreement for this Plan on the date signed below;

2.  understands that the provisions of the Basic Plan Document and Trust Agreement corresponding to this Adoption Agreement apply to the Plan;

3.  has not relied on UBS PaineWebber (or any of its employees or affiliates) in connection with the completion of the Adoption
    Agreement or regarding the legal or tax implications of adopting the Plan;

4.  understands that UBS PaineWebber does not engage in plan administration services and is not providing such services to the Plan;

5.  understands that it is responsible for maintaining the Plan's records and UBS PaineWebber will not review the Adoption Agreement nor maintain a copy of the Adoption Agreement in its records;

6.  understands that if it makes any changes to the prototype Adoption Agreement, Basic Plan Document or Trust Agreement, the Plan
    will no longer be a prototype plan and the rules and procedures of the Internal Revenue Service that apply to individually-designed plans will apply and agrees to notify UBS PaineWebber if any such changes are made or if the Employer ceases to use this Plan as its plan (which UBS PaineWebber will presume has occurred if the Plan ceases to use the services or facilities of UBS PaineWebber, PW Trust Company or any of their affiliates in connection with the investment of its assets);

7.  understands that UBS PaineWebber will inform the Employer of any amendments made to the prototype or of the discontinuance or abandonment of the prototype, provided that (i) the Plan continues to use the services or facilities of UBS PaineWebber, PW
    Trust Company or any of their affiliates and (ii) the Employer keeps UBS PaineWebber informed of the Employer's current address, which the Employer agrees to do;

8.  understands that any forms of elections, notices, summary plan descriptions or other documents made available to the Employer by
    UBS PaineWebber are only samples, are furnished to assist the Employer, along with its attorney or tax advisor, to prepare and timely distribute the elections, notices, summary plan descriptions or other documents which the Employer is obligated to prepare and distribute as a result of the Employer's adoption, maintenance, operation or the termination of the Plan, and in no event will UBS PaineWebber have any responsibility or liability for the adequacy, use or updating of any such documents; and

9.  certifies that all applicable affiliates of the Employer (i.e., all members of a controlled group of corporations, commonly controlled group of trades or businesses or an affiliated service group) have adopted this Plan.


Signature of Employer:  /s/ Bohn H. Crain                                        Date Signed: 10-24-02
                        ------------------------------------------------                      --------------------------------------

Type or Print Name:   Bohn H. Crain                                              Title: Chief Financial Officer
                      --------------------------------------------------                --------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Additional Agreement/Acknowledgments/Certificates Not Part of Adoption Agreement
------------------------------------------------------------------------------------------------------------------------------------

[Reserved]